Exhibit 10.5
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 16, 2025. THE WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AND OF NO VALUE IF NOT EXERCISED PRIOR TO THE EXPIRY TIME.
THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE AND WERE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, OR (B) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

i-80 Gold Corp.
(the “Corporation”)
COMMON SHARE PURCHASE WARRANT
DATED: January 15, 2025
Number of Warrants: [Redacted – commercially sensitive information]             Warrant Certificate No.: [Redacted – commercially sensitive information]
THIS IS TO CERTIFY THAT for value received, Orion Mine Finance Fund III LP (the “Warrantholder”) has the right to purchase in respect of each whole warrant (“Warrants”) represented by this certificate or by a replacement certificate (in either case this “Warrant Certificate”), one fully paid and non-assessable common share (“Common Shares” and which term shall include any shares or other securities to be issued in addition thereto or in substitution or replacement therefor as provided herein) of the Corporation, a corporation incorporated under the laws of British Columbia, as constituted on the date hereof at a purchase price (the purchase price in effect from time to time being called the “Exercise Price”) of C$[Redacted – commercially sensitive information] per Common Share, at any time up to 5:00 p.m. Toronto time, on [Redacted – commercially sensitive information] (the “Expiry Time”), subject to adjustment as provided herein.
The Corporation agrees that the Common Shares purchased pursuant to the exercise of the Warrants shall be and be deemed to be issued to the Warrantholder as of the close of business on

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the date on which this Warrant Certificate shall have been surrendered and payment made for such Common Shares as aforesaid.
Nothing contained herein shall confer any right upon the Warrantholder to subscribe for or purchase any Common Shares at any time after the Expiry Time and from and after the Expiry Time the Warrants and all rights under this Warrant Certificate shall be void and of no value.
The above provisions are subject to the following:
1.Definitions.
“Affiliate” means, with respect to any Person, any other Person which directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person.
“Control” means, in respect of a particular Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Governmental Body” means any domestic or foreign federal, provincial, regional, state, municipal or other government, governmental department, agency, authority or body (whether administrative, legislative, executive or otherwise), court, tribunal, commission or commissioner, bureau, minister or ministry, board or agency, or other regulatory authority, including any securities regulatory authorities or stock exchange.
“Person” means and includes individuals, corporations, bodies corporate, limited or general partnerships, joint stock companies, limited liability companies, joint ventures, associations, companies, trusts, banks, trust companies, Governmental Bodies or any other type of organization or entity, whether or not a legal entity.
2.Exercise:
(1)Cash Exercise: In the event that the Warrantholder desires to exercise the right to purchase Common Shares conferred hereby, the Warrantholder shall (a) complete to the extent possible in the manner indicated and execute a subscription form in the form attached as Schedule A to this Warrant Certificate (the “Subscription Form”), (b) surrender this Warrant Certificate to the Corporation in accordance with section 11 hereof, and (c) pay the amount payable on the exercise of such Warrants in respect of the Common Shares subscribed for by certified cheque, bank draft or money order in lawful money of Canada payable to the Corporation or by transmitting same day funds in lawful money of Canada by wire to such account as the Corporation shall direct the Warrantholder. Upon such surrender and payment as aforesaid, the Warrantholder shall be deemed for all purposes to be the holder of record of the number of Common Shares to be so issued and the Warrantholder shall be entitled to delivery of a certificate or certificates representing such Common Shares and the Corporation shall cause such

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certificate or certificates to be delivered to the Warrantholder at the address specified in the subscription form within three (3) business days after such surrender and payment as aforesaid. No fractional Common Shares will be issuable upon any exercise of the Warrants and the Warrantholder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share. To the extent that the Warrantholder is entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, the number of Common Shares issuable shall be rounded down to the nearest whole Common Share.
(2)U.S. Persons, Investment Representations:
(a)The Warrants and the Common Shares acquired by a Warrantholder upon exercise of Warrants are for investment only and not with a view of any distribution thereof, except in accordance with securities laws, rules, regulations, instruments and orders applicable in the provinces and territories of Canada as interpreted and applied by the securities commissions or equivalent securities authorities of such provinces and territories, including the rules and policies of the Toronto Stock Exchange, the NYSE American and the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”). The Warrantholder understands that the Warrants and the Common Shares issuable upon exercise of the Warrants have not been registered under the U.S. Securities Act, or the securities laws of any state and must be held indefinitely unless subsequently registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from registration is or becomes available. The Warrantholder is an “accredited investor” as defined in Rule 501(a) of Regulation D, as amended, under the U.S. Securities Act and has not acquired the Warrants as a result of any general solicitation or general advertising. The Warrantholder will not distribute any Warrants or Common Shares or any portion thereof in violation of the U.S. Securities Act or the applicable securities laws of any state. The Warrantholder (i) is familiar with the assets and operations of the Corporation, (ii) has been given the opportunity to ask questions of representatives of the Corporation and to obtain such information about the Corporation and their assets and operations as the Warrantholder has reasonably requested and (iii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the Warrants and the prospective investment in the Common Shares.
(b)The Warrantholder understands and acknowledges that any Common Shares acquired by it upon exercise of a Warrant will be considered “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act (“Restricted Securities”). This Warrant may not be exercised unless this Warrant and the Warrant Shares are registered under the U.S. Securities Act and the applicable securities laws of any state of the United States or an exemption is available from the registration requirements of such laws, and the holder has furnished an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect; provided however that in the case of a Warrantholder who has acquired the Warrant directly from the Corporation and is exercising this Warrant for its own account for investment purposes only, such Warrantholder will not be required to deliver an opinion of counsel in relation to such exercise if such

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Warrantholder is an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act at the time of exercise of this Warrant.
(c)Until no longer required by the U.S. Securities Act, any certificate representing the Warrant Shares will bear the following legend:
(d)THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE AND WERE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, OR (B) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.
(e)provided, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation that such legend is no longer required under applicable requirements of the U.S. Securities Act or applicable securities laws of any state of the United States.
3.Partial Exercise: The Warrantholder may from time to time subscribe for and purchase any lesser number of Common Shares than the number of Common Shares expressed in this Warrant Certificate. In the event that the Warrantholder subscribes for and purchases any such lesser number of Common Shares prior to the Expiry Time, the Warrantholder shall be entitled to receive a replacement certificate representing the unexercised balance of the Warrants.

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4.Warrantholder’s Exercise Limitations. Unless otherwise agreed in writing by both the Corporation and the Warrantholder, the Corporation shall not effectuate any exercise of a Warrant, and the Warrantholder shall not have any right to exercise a Warrant, to the extent that such exercise would result in such Warrantholder (together with such Warrantholder’s Affiliates and any other Persons acting as a group together with such Warrantholder or any of such Warrantholder’s Affiliates, in each case, to the extent that such Affiliates and persons acting as a group are required to aggregate their beneficial ownership of Common Shares for purposes of the Relevant Section (as defined below) of the Exchange Act (“Attribution Parties”)), beneficially owning more than 9.99% of the number of shares of the Common Shares outstanding immediately after giving effect to the issuance of shares of Common Shares issuable upon exercise of any of the Warrants (subject to adjustment under this Section 4, such Warrantholder’s “Beneficial Ownership Limitation”). For purposes of the foregoing sentence, the number of shares of Common Shares beneficially owned by the Warrantholder and its Attribution Parties shall include the number of Common Shares issuable upon exercise of the Warrants with respect to which such determination is being made, but shall exclude the number of shares of Common Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of the Warrants beneficially owned by the Warrantholder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Warrantholder or any of its Attribution Parties. For purposes of this Section 4, (i) the determination of any “group” status shall be made in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, and (ii) the determination of “beneficial ownership” shall be made in accordance with the determination of whether a person is a beneficial owner of more than 10% of the Common Shares outstanding for purposes of determining if such person is subject to Section 16 of the Exchange Act, as determined in accordance with Section 16 of the Exchange Act and the rules and regulations promulgated thereunder (the applicable Section of the Exchange Act being referred to herein as the “Relevant Section”) (it being acknowledged and understood by the Warrantholder that the Corporation is not representing to the Warrantholder that such calculation is in compliance with the Relevant Section of the Exchange Act and that the Warrantholder is solely responsible for the preparation of any schedules required to be filed in accordance therewith). To the extent that the limitations contained in this Section 4 apply to the Warrantholder, the determination of whether any Warrants are exercisable, and the portion thereof that is exercisable in relation to other securities owned by such Warrantholder and such Warrantholder’s Attribution Parties, shall be calculated by the Warrantholder and the submission of a Subscription Form shall be deemed to be a determination by such Warrantholder in relation to other securities owned by such Warrantholder and such Warrantholder’s Attribution Parties that the Warrants set forth in the applicable Subscription Form are exercisable. Upon receipt of a Subscription Form, the Corporation shall independently confirm whether the exercise of any Warrant set forth in a Subscription Form by the Warrantholder would result in the violation by the Warrantholder of its Beneficial Ownership Limitation and, if so, shall instruct the Warrantholder of such violation and shall not effectuate any exercise of any portion of any Warrant that would result in such violation for the Warrantholder. In making such determination, the Corporation shall be able to rely for all purposes on the information in a Subscription Form as such Warrantholder’s total beneficial ownership, inclusive of Attribution Parties. In the event that the issuance of Common Shares to the Warrantholder upon exercise of any Warrants results in the Warrantholder being deemed to beneficially own, in the aggregate, more than the Warrantholder’s Beneficial Ownership Limitation, the number of shares so issued by which the Warrantholder's aggregate beneficial ownership exceeds the Warrantholder’s Beneficial Ownership

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Limitation (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Warrantholder shall not have the power to vote or to transfer the Excess Shares. Upon the written request of a Warrantholder, the Corporation shall within two (2) Business Days confirm in writing to such Warrantholder the number of Common Shares then outstanding. The Warrantholder, upon notice to the Corporation, may increase or decrease its Beneficial Ownership Limitation, provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the Common Shares outstanding and the provisions of this Section 4 shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Corporation. The limitations contained in this paragraph shall apply to a successor holder of any Warrants which successor holder shall be subject to the same Beneficial Ownership Limitation as its transferor unless and until changed in accordance with this Section 4.

5.Not a Shareholder: The holding of the Warrants shall not constitute the Warrantholder as a shareholder of the Corporation nor entitle the Warrantholder to any right or interest except as expressly provided in this Warrant Certificate.
6.Covenants, Representations and Warranties: The Corporation hereby represents and warrants that it is authorized to create and issue the Warrants and covenants and agrees that it will cause the Common Shares from time to time subscribed for and purchased in the manner provided in this Warrant Certificate and the certificate or certificates representing such Common Shares to be issued and that, at all times prior to the Expiry Time, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided for in this Warrant Certificate. The Corporation hereby further represents and warrants that such Common Shares (a) have been conditionally approved for listing on the Toronto Stock Exchange (the “TSX”), subject only to customary deliveries to be made by the Corporation to the TSX and the NYSE American (which deliveries the Corporation covenants and agrees that it will at its expense expeditiously use its best efforts to deliver) and (b) have been authorized for listing on the NYSE American stock exchange, and the Corporation covenants and agrees that it will at its expense expeditiously use its best efforts to obtain the listing of such Common Shares (subject to issue or notice of issue) on each other stock exchange or over-the-counter market on which the Common Shares may be listed from time to time. All Common Shares which are issued upon the exercise of the right of purchase provided in this Warrant Certificate, upon payment therefor of the amount at which such Common Shares may be purchased pursuant to the provisions of this Warrant Certificate, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant Certificate.
7.Anti-Dilution Protection:
(1)Definitions: For the purposes of this section 7, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection 7(1):
(a)“Adjustment Period” means the period commencing on the date of issue of the Warrants and ending at the Expiry Time;

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(b)“Current Market Price” of the Common Shares at any date means the volume weighted average trading price of the Common Shares on the TSX or, if the Common Shares are not then listed on the TSX, on the principal Canadian or U.S. stock exchange on which the Common Shares are listed or, if the Common Shares are not then listed on any Canadian or U.S. stock exchange, on the inter dealer quotation system or over-the-counter market, over the twenty (20) consecutive trading days ending two trading days immediately preceding such date (provided that if the Common Shares are not then listed on any Canadian stock exchange or traded in the over-the-counter market, then the Current Market Price shall be determined by a firm of independent chartered accountants satisfactory to the Corporation and the Warrantholder, each acting reasonably);
(c)“director” means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Corporation as a board or, whenever empowered, action by any committee of the directors of the Corporation; and
(d)“trading day” with respect to a stock exchange or over-the-counter market means a day on which such exchange or market is open for business.
(2)Adjustments: The Exercise Price and the number of Common Shares issuable to the Warrantholder upon the exercise of the Warrants shall be subject to adjustment from time to time in the events and in the manner provided as follows:
(a)If at any time during the Adjustment Period the Corporation shall:
(i)fix a record date for the issue of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;
(ii)fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;
(iii)subdivide the outstanding Common Shares into a greater number of Common Shares; or
(iv)consolidate the outstanding Common Shares into a lesser number of Common Shares,
(any of such events in subclauses 7(2)(a)(i), 7(2)(a)(ii), 7(2)(a)(iii) and 7(2)(a)(iv) above being herein called a “Common Share Reorganization”) the Exercise Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

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A.the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Common Share Reorganization; and
B.the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such date).
(b)To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 7(2)(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right. Any Warrantholder who has not exercised his, her or its right to subscribe for and purchase Common Shares on or prior to the record date of such stock dividend or distribution or the effective date of such subdivision or consolidation, as the case may be, upon the exercise of such right thereafter shall be entitled to receive and shall accept in lieu of the number of Common Shares then subscribed for and purchased by such Warrantholder, at the Exercise Price determined in accordance with this clause 7(2)(a), the aggregate number of Common Shares that such Warrantholder would have been entitled to receive as a result of such Common Share Reorganization, if, on such record date or effective date, as the case may be, such Warrantholder had been the holder of record of the number of Common Shares so subscribed for and purchased.
(c)If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than forty-five (45) days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than [Redacted – commercially sensitive information]% of the Current Market Price of the Common Shares on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the

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amount determined by multiplying the Exercise Price in effect on such record date by a fraction:
(i)the numerator of which shall be the aggregate of:
A.the number of Common Shares outstanding on the record date for the Rights Offering, and
B.the quotient determined by dividing
(1)either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by
(2)the Current Market Price of the Common Shares as of the record date for the Rights Offering; and
(ii)the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).
Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 7(2)(b) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this clause 7(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.
(d)If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of:
(i)shares of the Corporation of any class other than Common Shares;
(ii)rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares;

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(iii)evidences of indebtedness of the Corporation; or
(iv)any property or assets of the Corporation;
and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:
A.the numerator of which shall be the difference between
(1)the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and
(2)the fair value, as determined by the directors of the Corporation (whose determination shall be subject to the prior approval of the TSX or, if required, any other stock exchange on which the Common Shares are then listed), to the holders of Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and
B.the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.
Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 7(2)(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this clause 7(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect based upon the number of Common Shares issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.
(e)If at any time during the Adjustment Period there shall occur:
(i)a reclassification or redesignation of the Common Shares, a change of the Common Shares into other shares or securities or any other

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capital reorganization involving the Common Shares other than a Common Share Reorganization;
(ii)a consolidation, amalgamation, arrangement or merger of the Corporation with or into another body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities; or
(iii)the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;
(any of such events being called a “Capital Reorganization”), after the effective date of the Capital Reorganization the Warrantholder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Common Shares to which the Warrantholder was theretofore entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Warrantholder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Common Shares which the Warrantholder was theretofore entitled to purchase or receive upon the exercise of the Warrants. If necessary, as a result of any such Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interests thereafter of the Warrantholder to the end that the provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.
(f)If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of clause 7(2)(a), 7(2)(b) or 7(2)(c) of this Warrant Certificate, then the number of Common Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price, as the case may be.
(3)Rules: The following rules and procedures shall be applicable to adjustments made pursuant to subsection 7(2) hereof:
(a)Subject to the following clauses of this subsection 7(3), any adjustment made pursuant to subsection 7(2) hereof shall be made successively whenever an event referred to therein shall occur.

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(b)No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent (1%) in the then Exercise Price and no adjustment shall be made in the number of Common Shares purchasable or issuable on the exercise of the Warrants unless it would result in a change of at least one Common Share; provided, however, that any adjustments which except for the provision of this clause 7(3)(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of subsection 7(2) hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Common Shares issuable upon the exercise of the Warrants (except in respect of the Common Share Reorganization described in subclause 7(2)(a)(iv) hereof or a Capital Reorganization described in subclause 7(2)(d)(ii) hereof).
(c)No adjustment in the Exercise Price or in the number or kind of securities purchasable upon the exercise of the Warrants shall be made in respect of any event described in section 7 hereof if the Warrantholder is entitled to participate in such event on the same terms mutatis mutandis as if the Warrantholder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event. Any such participation shall be subject to the prior approval of the TSX or, if required, any other stock exchange on which the Common Shares are then listed.
(d)No adjustment in the Exercise Price or in the number of Common Shares purchasable upon the exercise of the Warrants shall be made pursuant to subsection 7(2) hereof in respect of the issue from time to time of Common Shares pursuant to securities issued pursuant to, or upon the exercise, exchange or conversion of securities issued pursuant to, compensation plans that have been approved by the shareholders of the Corporation and any required stock exchange or issued to management, directors or employees of the Corporation and/or any subsidiary of the Corporation as consideration for services provided to the Corporation or any subsidiary and any such issue shall be deemed not to be a Common Share Reorganization, a Rights Offering nor any other event described in subsection 7(2) hereof. For greater certainty, no adjustment in the Exercise Price or in the number of Common Shares purchasable upon the exercise of the Warrants shall be made pursuant to subsection 7(2) hereof in respect of the issue from time to time of the Common Shares pursuant to this Warrant Certificate.
(e)If at any time during the Adjustment Period the Corporation shall take any action affecting the Common Shares, other than an action described in subsection 7(2) hereof, which in the opinion of the directors, acting reasonably and in good faith, would have a material adverse effect upon the rights of Warrantholder, either or both the Exercise Price and the number of Common Shares purchasable upon exercise of Warrants shall be adjusted in such manner and at such time by action by the directors, in their sole discretion (but subject to the prior approval of the TSX or, if required, any other stock exchange on which the Common Shares are then listed), as may be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common

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Shares shall be deemed to be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.
(f)If the Corporation shall set a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of the Warrant shall be required by reason of the setting of such record date.
(g)In any case in which this Warrant Certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to in subsection 7(2) hereof, the Corporation may defer, until the occurrence of such event:
(i)issuing to the Warrantholder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional Common Shares or other securities issuable upon such exercise by reason of the adjustment required by such event; and
(ii)delivering to the Warrantholder any distribution declared with respect to such additional Common Shares or other securities after such record date and before such event;
provided, however, that the Corporation shall deliver to the Warrantholder an appropriate instrument evidencing the right of the Warrantholder upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Common Shares purchasable upon the exercise of the Warrants and to such distribution declared with respect to any such additional Common Shares issuable on the exercise of the Warrants.
(h)In the absence of a resolution of the directors fixing a record date for a Rights Offering, the Corporation shall be deemed to have fixed as the record date therefor the date of the issue of the rights, options or warrants issued pursuant to the Rights Offering.
(i)If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Common Shares purchasable upon the exercise of the Warrants, such disputes shall be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any such determination shall be conclusive evidence of the correctness of any adjustment made pursuant to subsection 7(2) hereof and shall be binding upon the Corporation and the Warrantholder.

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(j)As a condition precedent to the taking of any action which would require an adjustment pursuant to subsection 7(2) hereof, including the Exercise Price and the number or class of Common Shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares all of the Common Shares or other securities which the Warrantholder is entitled to receive in accordance with the provisions of this Warrant Certificate.
(4)Notice: The earlier of (i) seven (7) days prior to the record date or (ii) twenty-one (21) days prior to the effective date of any event which requires or might require an adjustment in any of the rights of the Warrantholder under this Warrant Certificate, including the Exercise Price or the number of Common Shares which may be purchased under this Warrant Certificate, the Corporation shall deliver to the Warrantholder a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this subsection 7(4) has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the Warrantholder a certificate providing the calculation of such adjustment.
(5)Share Transfer Books Closed: The Corporation shall not be required to deliver certificates for Common Shares while the register of transfers and share transfer books of the Corporation are properly closed prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant Certificate in accordance with the provisions hereof and the making of any subscription and payment for the Common Shares called for thereby during any such period, delivery of certificates for Common Shares may be postponed for not more than three (3) business days after the date of the re-opening of said share transfer books; provided, however, that any such postponement of delivery of certificates shall be without prejudice to the right of the Warrantholder so surrendering the same and making payment during such period to receive after the share transfer books shall have been re-opened such certificates for the Common Shares called for, as the same may be adjusted pursuant to section 7 herein as a result of the completion of the event in respect of which the transfer books were closed.

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8.Further Assurances: The Corporation hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, deed and assurance as the Warrantholder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Warrant Certificate.
9.Time of Essence: Time shall be of the essence of this Warrant Certificate.
10.Governing Laws: This Warrant Certificate shall be construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.
11.Notices: All notices or other communications to be given under this Warrant Certificate shall be delivered by hand or by email and, if delivered by hand, shall be deemed to have been given on the delivery date and, if sent by email, on the date of transmission if sent before 5:00 p.m. on a business day or, if such day is not a business day, on the first business day following the date of transmission and shall be addressed to:
(a)in the case of the Warrantholder:
[Redacted – personal information]
with a copy to (which shall not constitute notice):
[Redacted – personal information]
(b)in the case of the Corporation:
[Redacted – personal information]
With a copy to (which shall not constitute notice)
[Redacted – personal information]

The Corporation and the Warrantholder may change its address for service by notice in writing to the other of them specifying its new address for service under this Warrant Certificate.
12.Legends on Common Shares:
(1)Canadian Legends: In addition to the U.S. legend set forth in Section 1(2)(c), any certificate representing Common Shares issued upon the exercise of the Warrants prior to the date which is four (4) months and one (1) day after the date hereof will bear the following legends:
(a)“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MUST NOT TRADE THE SECURITIES BEFORE [Redacted – commercially sensitive information].”; and
(b)“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER THE SAID SECURITIES CANNOT BE FREELY TRADED THROUGH THE

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FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.”
13.Lost Certificate: If this Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.
14.Transfer: The Warrants are transferable and the term “Warrantholder” shall mean and include any successor, transferee or assignee of the current or any future Warrantholder. The Warrants may be transferred by the Warrantholder completing and delivering to the Corporation the transfer form attached hereto as Schedule B and surrendering this Warrant Certificate to the Corporation, provided that all such transfers shall be effected in accordance with all applicable securities laws. If only part of the Warrants evidenced hereby is transferred, the Corporation will deliver to the Warrantholder and the transferee replacement Warrant Certificates substantially in the form of this Warrant Certificate.
15.Successors and Assigns: This Warrant Certificate shall enure to the benefit of the Warrantholder and the successors and assignees thereof and shall be binding upon the Corporation and the successors thereof.
16.Email Signature: The Warrant may be executed by email, which email copy shall be deemed to be an original document.
[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF this Warrant Certificate has been executed by the Corporation as of the date first above written.

i-80 GOLD CORP.
By:	(signed) “Richard Young”
Name: Richard Young Title: Chief Executive Officer

Acknowledged and agreed: ORION MINE FINANCE FUND III LP, by its general partner, ORION MINE FINANCE GP III LP, by its general partner, ORION MINE FINANCE GP III LLC
By:	(signed) “Istvan Zollei”
Name: Istvan Zollei Title: Authorized Signatory

[Execution Page to Warrant Certificate]

Schedule A
[Redacted – commercially sensitive information]

Schedule B
FORM OF TRANSFER
[Redacted – commercially sensitive information]